UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2012

BUREAU OF FUGITIVE RECOVERY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

132 W. 11th Avenue Denver, Colorado 80204
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01     Entry into a Material Definitive Agreement.

On July 24, 2012, we entered into a letter agreement with Silver Portal Capital, LLC (“Silver Portal”) pursuant to which Silver Portal will provide certain services to us as our financial advisor and investment banker.  In general, Silver Portal will provide advice to us on a broad range of matters relating to capital raising, including the introduction of one or more investors to provide equity capital to us, and as may be mutually agreed upon.  For its services as set out in the letter agreement, Silver Portal will receive a monthly retainer fee of $10,000 up to an aggregate fee of $50,000.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits	Method Filing

The following exhibit is filed with this report:

Exhibit 10.1	Letter Agreement dated July 24, 2012.	Filed Electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUREAU OF FUGITIVE RECOVERY, INC.

Dated: July 26, 2012	/s/ Chad M. Carpenter
Chad M. Carpenter
Chief Executive Officer